Dear Shareholder:

The Maxus Funds have once again shown exceptional relative performance for the first six months of 1999. As usual, the stock market has demonstrated its ability to confuse investors with conflicting signals and divergent trends. For example, while the S&P 500 index turned in a respectable 8.09 %, the Dow Jones Industrials, with its more cyclical stock weighting, leaped ahead over 16%. Even more pronounced was the technology heavy NASDAQ 100, which advanced over 23% while the small cap Russell 2000, managed only 5.41% gain. All of this was occurring at the same time that the Salomon Broad Investment Grade bond index, a proxy for the bond market, turned in a negative total return of -2.8%.

I believe that making sense of these divergent trends is a key element in determining if your investment portfolio is headed in the right direction during the next several years. While you can count on the fact that history rarely repeats itself, it does offer excellent clues as to where and how investors should position themselves today.

Those of you who have followed the Maxus investment philosophy already know that we believe most of the large capitalization growth companies are significantly overvalued based upon any reasonable prospect for growth in future years. Overvaluation, however, does not necessarily give you any insight as to the immediate direction of stock prices. There are much better indicators to follow.

The best indicator hands down is the direction and level of interest rates. Since the beginning of the year rates have advanced over 100 basis points to over 6% on longer term Treasury bonds. Although stock prices have struggled with the increase, the general market continues to act well, seemingly to suggest that interest rates don't count.

While there is no hard and fast rule, bear markets of the past have generally started only when rates have risen approximately 30% from their lows. In the current environment, rates would have to exceed 7% before the market would approach any real trouble. Our estimate, as well as those of most economic forecasters, is that long rates will not exceed 7% in the near future, despite any increases in short term rates by the Federal Reserve. There are two important things to keep in mind, however.

First, once the direction in interest rates is set in motion, it tends to remain in motion until there is an economic resolution. The only problem with this forecast is the timing is always an unknown. Significant rate increases may take several years to appear. The second historically meaningful fact is that any increase in interest rates tend to negatively impact high price to earnings stocks more than low price to earnings stocks, i. e. value stocks are more likely to outperform growth stocks. Without exploring the economic rationale, it is generally accepted that the absolute level of interest rates relates directly to the price to earnings multiple of the general market, i.e. the higher interest rates, the lower the price to earnings ratio.

A price to earnings multiple is less meaningful in analyzing value stocks since current earnings and the prospects for future earnings are only two components in the analysis. For growth stocks they are the only components. With the increase in interest rates during the first six months of 1998, I believe the movement toward value stocks has begun and is apt to continue for some time. For example, The Maxus Equity Fund advanced 19.3% during this period against the Russell 3000 benchmark which increased 12.7%, while The Maxus Aggressive Value Funds, which consists exclusively of micro-cap companies, advanced 27.5% against the small cap Russell 2000 which chalked up 9.28% for the period.

Alan Miller continued his winning ways with a 13.2% increase for the Maxus Laureate Fund, while the Maxus Income Fund produced a total return of 2.2 % and scored significantly over the Ryan Labs government bond index which declined - 5.40%. Even the Maxus Ohio Heartland Fund, which advanced 2.1%, did considerably better than competing funds with the same narrow focus.

Investors who still care about a company's fundamentals and underlying business values should consider the Maxus Funds in their investment program. I believe we are in an excellent position to capitalize on the changing environment already taking shape in the stock and bond markets.


Sincerely,


Richard Barone
President

 Maxus Equity Fund
                                                       Schedule of Investments
                                                       June 30, 1999 (unaudited)
 Shares/Principal Amount                         Market Value   % of Assets
 Basic Materials
 115,800      Agco                                1,309,988
 50,000       Chiquita Brands Intl                  450,000
 30,000       A. Schulman                           515,625
 35,000       Goodrich                            1,487,500
 20,000       Great Lakes Chemical                  921,250
 60,000       National Steel                        502,500
                                                  5,186,863
 Capital Goods
 5,000        Curtiss Wright                        194,375
 20,000       Raytheon Cl B                       1,410,000
 80,500       Checkpoint Systems *                  719,469
 50,000       Sensormatic Electronics *             696,875
 40,000       Foster L B *                          235,000
 30,000       Flowserve                             568,125
 40,000       Timken                                780,000
                                                  4,603,844
 Communication Services
 140,000      Citizens Utilities                  1,557,500

 Consumer Cyclical
 40,000       Stoneridge *                          560,000
 40,000       Tenneco                               955,000
 20,000       Ameron                                882,500
 30,000       Stanley Works                         965,625
 50,000       Oakwood Homes                         656,250
 4,500        Interstate Hotels *                    18,562
 50,000       Officemax *                           600,000
 11,574       Limited                               525,170
 30,000       Angelica                              528,750
                                                  5,691,857
 Consumer Staples
 26,000       American Business Products            396,500
 50,000       Mirage Resorts *                      837,500
 15,000       McKesson                              482,813
 5,000        NCH                                   247,500
                                                  1,964,313
 Energy
 120,000      Input\Output *                        907,500
 50,000       Apache                              1,950,000
 75,000       Ethyl                                 450,000
                                                  3,307,500

    * Non-income producing securities.
    The accompanying notes are an integral part of the financial statements.

 Maxus Equity Fund
                                                       Schedule of Investments
                                                       June 30, 1999 (unaudited)
 Shares/Principal Amount                         Market Value   % of Assets

 Financials
 20,000       Bank One                            1,191,250
 10,000       Firstar                               280,000
 10,000       Frontier Insurance Group              153,750
 12,000       Lasalle Holdings                      204,000
 90,000       Berkshire Realty                    1,040,625
 20,000       Boykin Lodging                        307,500
 50,000       Developers Diversified Realty         843,750
 90,000       Equity Inns                           832,500
 135,000      Wyndham International *               607,500
 35,000       Saint Joe                             945,000
 16,000       American Express                    2,082,000
 20,000       Lehman Brothers Holdings            1,242,500
 28,600       Pioneer Group *                       493,350
                                                 10,223,725

 Healthcare
 30,000       Becton Dickinson                      900,000
 40,000       Steris *                              775,000
 10,000       HCR Manor Care *                      241,875
                                                  1,916,875
 Technology
 10,000       Cable Design Technologies *           154,375
 100,000      Intergraph *                          775,000
 165,000      Pioneer Standard                    1,980,000
 35,000       LSI Logic *                         1,614,375
 100,000      Silicon Valley Group  *             1,681,250
 10,000       Cambridge Tech Partners  *            175,625
                                                  6,380,625
 Utility
 20,000       Ionics *                              730,000

 CONVERTIBLE PREFERRED
 27,000       Glenborough Realty $1.94              513,000

 CLOSED END EQUITY FUNDS
 30,000       Baker Fentress                        570,000
 59,700       Emerging Mkts Infrastructure          555,956
                                                  1,125,956
 Cash Equivalents
 3,000,000    US Treas 0%, 8-15-99                2,983,020
 2,353,308    Firstar Bank Treasury               2,353,308
                                                  5,336,328     10.63%

        Total Investments (Cost - $37,589,688)   48,538,386     96.65%

        Other Assets Less Liabilities             1,681,892      3.35%

        Net Assets - Equivalent to $18.99 per    50,220,278    100.00%
        share based on 2,643,749 shares of
        capital stock outstanding (Note 4)



                       * Non-income producing securities.
    The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities
Maxus Equity Fund                                 June 30, 1999 (unaudited)

                                                            Equity
                                                            Fund
Assets:
     Investment Securities at Market Value               48,538,386
     (Identified Costs - $37,589,688)
     Cash                                                     4,340
     Receivables:
       Receivable for investment securities sold          1,662,334
       Dividends and interest receivable                    127,448
     Unamortized organization costs                               -
Total Assets                                             50,332,508

Liabilities:
     Payable for investment purchased                             -
     Payable for shareholder distributions                        -
     Accrued Expenses                                       112,230
Total Liabilities                                           112,230
Net Assets                                               50,220,278

Net Assets Consist Of:
     Capital Paid In                                     37,937,505
     Undistributed Net Investment Income                    256,110
     Accumulated Realized Gain (Loss) on Investments      1,077,965
     - New
     Unrealized Appreciation in Value
        of Investments Based on Identified Cost - Net    10,948,698
Net Assets                                               50,220,278

Net Assets:
     Investors Shares                                    50,217,104
     Institutional Shares                                     3,174
          Total                                          50,220,278

Shares of capital stock
     Investors Shares                                     2,643,749
     Institutional Shares                                       167
          Total                                           2,643,916

Net asset value per share
     Investors Shares                                        $18.99
     Institutional Shares                                    $19.01

    The accompanying notes are an integral part of the financial statements.

Statement of Operations
Maxus Equity Fund                                      June 30, 1999 (unaudited)

                                                            Equity
                                                            Fund
Investment Income:
Dividend income                                            $464,353
Interest income                                             255,433
Total Income                                                719,786
Expenses:
Investment advisory fees (Note 2)                           248,925
Distribution fees (Investor shares)                         124,458
Distribution fees (Institutional shares)                          -
Custodial fees                                               18,161
Organization costs                                                -
Transfer agent fees/Accounting and Pricing                   21,640
Legal                                                        21,701
Audit                                                         7,000
Registration and filing fees                                 10,825
Trustee fees                                                  3,400
Printing & Other Miscellaneous                               11,827
Total Expenses                                              467,937

Net Investment Income (Loss)                                251,849

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments                       1,103,401
Distribution of Realized Capital Gains from
     other Investment Companies                                   -
Unrealized Gain (Loss) from Appreciation
     (Depreciation) on Investments                        7,325,204
Net Realized and Unrealized Gain (Loss) on Investments    8,428,605

Net Increase (Decrease) in Net Assets from Operations    $8,680,454

    The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Maxus Equity Fund                                 June 30, 1999 (unaudited)

                                                       Maxus Equity Fund
                                                        01/01/99       01/01/98
                                                        to             to
                                                        06/30/99       12/31/98
From Operations:
     Net Investment Income                               251,849        639,647
     Net Realized Gain (Loss) on Investments           1,103,401      1,618,637
     Net Unrealized Appreciation (Depreciation)        7,325,204     (7,245,146)
Increase (Decrease) in Net Assets from Operations      8,680,454     (4,986,862)

Distributions to investor shareholders:
     Net Investment Income                                     -       (637,270)
     Net Realized Gain (Loss) from Security Transactions       -     (1,618,358)

Distributions to institutional shareholders:
     Net Investment Income                                     -              -
     Net Realized Gain (Loss) from Security Transactions       -              -
Change in net assets from distributions                        -     (2,255,628)

From Capital Share Transactions:
     Proceeds from sale of shares                      3,196,114     23,163,590
     Dividend reinvestment                                     -      2,112,247
     Cost of shares redeemed                         (14,934,978)   (20,391,502)
Change in net assets from capital transactions       (11,738,864)     4,884,335
Change in net assets                                  (3,058,410)    (2,358,155)

Net Assets:
     Beginning of period                              53,278,688     55,636,843
     End of period                                    50,220,278     53,278,688

Share Transactions:
     Issued                                              191,508      1,342,925
     Reinvested                                                -        133,559
     Redeemed                                           (893,721)    (1,181,713)
Net increase (decrease) in shares                       (702,213)       294,771
Shares outstanding beginning of period                 3,346,129      3,051,358
Shares outstanding end of period                       2,643,916      3,346,129

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
Maxus Equity Fund                                           Investor Shares
Selected data for a share of capital stock outstanding throughout the period indicated

                                01/01/99  01/01/98  01/01/97  01/01/96  01/01/95
                                   to        to        to        to        to
                                06/30/99  12/31/98  12/31/97  12/31/96  12/31/95
Net Asset Value -
     Beginning of Period           15.92     18.23     16.00     14.57    12.95
Net Investment Income               0.90      0.20      0.15      0.27     0.30
Net Gains or Losses on Securities
     (realized and unrealized)      2.17     (1.80)     4.33      2.50     2.60
Total from Investment Operations    3.07     (1.60)     4.48      2.77     2.90
Distributions
     Net investment income             -     (0.20)    (0.15)    (0.27)   (0.27)
     Capital gains                     -     (0.51)    (2.10)    (1.07)   (1.01)
     Return of capital                 -        -         -         -        -
          Total Distributions          -     (0.71)    (2.25)    (1.34)   (1.28)
Net Asset Value -
     End of Period                $18.99    $15.92    $18.23    $16.00   $14.57

Total Return                       19.28%    -8.74%    28.16%    19.13%   22.43%

Ratios/Supplemental Data:
Net Assets at end of period
     (thousands)                  50,217    53,279    55,637    38,765   31,576
Ratio of expenses to average
     net assets *                   1.86%     1.80%     1.87%     1.90%    1.96%
Ratio of net income to average
     net assets *                   1.00%     1.15%     1.80%     1.71%    2.01%
Portfolio turnover rate *             70%      111%       89%      111%     173%

                                                          Institutional Shares

                                    01/01/99        02/01/98
                                       to              to
                                    06/30/99        12/31/98
Net Asset Value -
     Beginning of Period               15.92           15.92
Net Investment Income                   0.92               -
Net Gains or Losses on Securities
     (realized and unrealized)          2.17               -
Total from Investment Operations        3.09               -
Distributions
     Net investment income                 -               -
     Capital gains                         -               -
     Return of capital                     -               -
          Total Distributions              -               -
Net Asset Value -
     End of Period                    $19.01          $15.92

Total Return                           19.41%           0.00%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)    3               0
Ratio of expenses to average
     net assets *                       1.36%           1.30%
Ratio of net income to average
     net assets *                       1.50%           1.65%
Portfolio turnover rate *                 70%            111%

* Annualized

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
                                                               Maxus Equity Fund
                                                       June 30, 1999 (unaudited)



1.)   SIGNIFICANT ACCOUNTING POLICIES
  The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated July 12, 1989. The Fund has an investment objective of obtaining a total return, a combination of capital appreciation and income. The Fund pursues this objective by investing primarily in equity securities. Significant accounting policies of the Fund are presented below:

  SECURITY VALUATION
  The Fund  intends to invest in a wide  variety of equity and debt  securities.
  The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

  ESTIMATES
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.)   INVESTMENT ADVISORY AGREEMENT
  The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management Inc. a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.


3.)   RELATED PARTY TRANSACTIONS
  Resource Management, Inc. has three wholly owned subsidiaries that provide services to the Fund. These subsidiaries are Maxus Asset Management Inc, Maxus Securities Corp, and Maxus Information Systems Inc. Maxus Asset Management was paid $248,925 in investment advisory fees during the six months ending June 30, 1999. Maxus Securities, who served as the national distributor of the Fund's shares, was reimbursed $124,458 for distribution expenses. Maxus Information Systems received fees totaling $21,640 for services rendered to the Fund for the six months ending June 30, 1999. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $127,233 for the six months ending June 30, 1999.

  At June 30, 1999, Maxus Securities Corp owned 20,000 shares in the Fund.

  Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

4.)   CAPITAL STOCK AND DISTRIBUTION
  At June 30, 1999 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $37,937,505.

  Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.)   PURCHASES AND SALES OF SECURITIES
  During the six months ending June 30, 1999, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $16,602,544 and $23,656,332 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $4,992,180 respectively.

6.)   FINANCIAL INSTRUMENTS DISCLOSURE
  There are no reportable financial instruments that have any off-balance sheet risk as of June 30, 1999.

7.)   SECURITY TRANSACTIONS
  For Federal income tax purposes, the cost of investments owned at June 30, 1999 was the same as identified cost.
  At June 30, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:
  Appreciation    (Depreciation)   Net Appreciation
                                    (Depreciation)
   11,812,703       (864,005)         10,948,698